Note 3 - Use of Accounting Assumptions, Estimates and Judgements	12 Months Ended
Dec. 31, 2022
Statement Line Items [Line Items]
Disclosure of accounting judgements and estimates [text block]
3	Use of accounting assumptions, estimates and judgements

In preparing these consolidated financial statements, management has made accounting assumptions, estimates and judgements that affect the application of the Group’s accounting policies and the reported amounts of assets, liabilities, income and expenses. Actual results may differ from these estimates. Estimates and underlying assumptions are reviewed on an ongoing basis. Changes in estimates are recognised prospectively.

(a)	Estimation uncertainties
i)	Depreciation of property, plant and equipment

Depreciation on mine development, infrastructure and other assets in the production phase is computed on the units-of-production method over the life-of-mine based on the estimated quantities of reserves (proven and probable) and resources (measured, indicated and inferred), which are planned to be extracted in the future from known mineral deposits. Where mine development, infrastructure and other assets have a shorter useful life than the life-of-mine, they are depreciated over their useful life. Confidence in the existence, commercial viability and economical recovery of reserves and resources included in the life-of-mine may be based on historical experience and available geological information. This is in addition to the drilling results obtained by the Group and management’s knowledge of the geological setting of the surrounding areas, which would enable simulations and extrapolations to be done with a sufficient degree of accuracy. In instances where management is able to demonstrate the economic recovery of resources with a high level of confidence, such additional resources, are included in the calculation of depreciation.

Other items of property, plant and equipment are depreciated as described in note 4(i)(iii).

ii)	Mineral reserves and resources

Mineral reserves and resources are estimates of the amount of product that can be economically and legally extracted. In order to calculate the reserves and resources, estimates and assumptions are required about a range of geological, technical and economic factors, including but not limited to quantities, grades, production techniques, recovery rates, production costs, transport costs, commodity prices and exchange rates. Estimating the quantity and grade of mineral reserves and resources requires the size, shape and depth of orebodies to be determined by analysing geological data such as the logging and assaying of drill samples. This process may require complex and difficult geological assumptions and calculations to interpret the data. Estimates of mineral reserves and resources may change due to the change in economic assumptions used to estimate mineral reserves and resources and due to additional geological data becoming available during the course of operations.

The Group estimates its reserves (proven and probable) and resources (measured, indicated and inferred) based on information compiled by a Qualified Person in terms of the Canadian National Instrument 43-101 – Standards of Disclosure for Mineral Projects (“NI 43-101”) relating to geological and technical data of the size, depth, shape and grade of the ore body and suitable production techniques and recovery rates. Such an analysis requires geological and engineering assumptions to interpret the data. These assumptions include:

●	correlation between drill-holes intersections where multiple reefs intersect;
●	continuity of mineralization between drill-hole intersections within recognised reefs; and
●	appropriateness of the planned mining methods.

The Group estimates and reports reserves and resources in accordance with NI 43-101 and the Canadian Institute of Mining, Metallurgy and Petroleum (the “CIM”) – CIM Definition Standards for Mineral Resources and Mineral Reserves. Complying with the CIM code, NI 43-101 requires the use of reasonable assumptions to calculate the recoverable resources. These assumptions include:

●	the gold price based on current market price and the Group’s assessment of future prices;
●	estimated future on-mine costs, sustaining and non-sustaining capital expenditures;
●	cut-off grade;
●	dimensions and extent, determined both from drilling and mine development, of ore bodies; and
●	planned future production from measured, indicated and inferred resources.

Changes in reported reserves and resources may affect the Group’s financial results and position in several ways, including the following:

●	asset carrying values may be affected due to changes in the estimated cash flows (i.e. Impairment);
●	depreciation and amortisation charges to profit or loss may change as these are calculated on the unit-of production method or where useful lives of an asset change; and
●	decommissioning, site restoration and environmental provisions and resources which may affect expectations about the timing or cost of these activities.

All Mineral Resources and Reserves are categorised and reported in compliance with the definitions embodied in the CIM Definition Standards as incorporated into the NI 43-101, and Mineral Resources are reported inclusive of Mineral Reserves. Inferred Mineral Resources are not converted to Mineral Reserves.

Inferred Mineral Resources are considered in the LoMP to the extent that they are required in accessing, by development infrastructure, the Measured and Indicated Mineral Resources. In addition geological continuity is modelled, whilst grade continuity is continually upgraded by drilling of the Inferred Mineral Resources at depth, and where these Mineral Resources are above the cut-off, economically viable and of sufficient confidence, will be upgraded and form part of eventual extraction and as a result are included in the calculation of depreciation. Refer to note 17 for the evaluation of the cut-off.

Mineral Resources are sub-divided, in order of increasing geological confidence, into Inferred, Indicated and Measured categories. An Inferred Mineral Resource has a lower level of confidence than that applied to an Indicated Mineral Resource. An Indicated Mineral Resource has a higher level of confidence than an Inferred Mineral Resource but has a lower level of confidence than a Measured Mineral Resource.

Mineral Resources in the Measured and Indicated Mineral Resource classifications have been converted into Proven and Probable Mineral Reserves respectively, by applying the applicable modifying factors and reasonable prospects of economic extraction.

iii)	Impairment

Non-financial assets

When assessing impairment indicators at a Group level or at a CGU level requires the use of assumptions to calculate the value in use. The assumptions used include:

●	the future estimated gold price;
●	future estimated on-mine costs, sustaining and non-sustaining capital expenditures;
●	cut-off grade;
●	dimensions and extent, determined both from drilling and mine development of ore bodies;
●	planned future production from measured, indicated and inferred resources;
●	the weighted average cost of capital;
●	the discount rate; and
●	future inflation.

Changes in reported resources may affect the Group’s financial results and position in several ways, including the following:

●	asset carrying values may be affected due to changes in the estimated value in use(i.e. Impairment);
●	depreciation charges to profit or loss may change as these are calculated on the unit-of production method or where useful lives of an asset change; and
●	decommissioning, site restoration and environmental provisions and resources which may affect expectations about the timing and cost of decommissioning.

Non-derivative financial assets

Loss given default is an estimate of the loss arising on default. It is based on the expected shortfalls in contractual cash flows. The Group uses a provision matrix to calculate the probability of default, which includes historical data, assumptions and expectations of future conditions.

iv)	Share-based payment transactions

Equity-settled share-based payment arrangements

The Group measures the cost of equity-settled share-based payment transactions with employees, directors and Blanket’s indigenous shareholders (refer to note 6) by reference to the fair value of the equity instruments on the date at which they are granted. Estimating fair value for share-based payment transactions requires determining the appropriate valuation model and considering the terms and conditions of the grant. This estimate also requires determining the most appropriate inputs to the valuation model, including the expected life of the share option, volatility and dividend yield.

Where the Company granted the counterparty to a share-based payment award the choice of settlement in cash or shares, the equity component is measured as the difference between the fair value of the goods and services and the fair value of the cash-settled share-based payment liability at the date when the goods and services are received at the measurement date. For transactions with employees, the equity component is zero.

Option pricing models require the input of assumptions, including the expected price volatility. Changes in the subjective input assumptions can materially affect the fair value estimate. Therefore, the existing models may not necessarily provide a reliable single measure of the fair value of the Group’s share options.

Additional information about significant assumptions and estimates used to determine the fair value of equity- settled share-based payment transactions are disclosed in note 12.2.

Cash-settled share-based payment arrangements

The fair value of the amount payable to employees regarding share-based awards that will be settled in cash is recognised as an expense with a corresponding increase in liabilities over the period over which the employee becomes unconditionally entitled to payment. The liability is re-measured at each reporting date. Any change in the fair value of the liability is recognised in profit or loss.

Additional information about significant assumptions and estimates used to determine the fair value of cash-settled share-based payment transactions are disclosed in note 12.1.

v)	Taxes

Significant assumptions and estimates are required in determining the provision for income taxes. There are many transactions and calculations undertaken during the ordinary course of business for which the ultimate tax determination is uncertain. In 2019 the Zimbabwe Revenue Authority (“ZIMRA”) issued Public Notice 26 (“PN26”) effective from February 22, 2019. PN26 provided clarity on the interpretation of Section 4 (a) of the Finance Act [Chapter 23.04] of Zimbabwe, which requires a company earning taxable income to pay tax in the same or other specified currency that the income is earned. PN 26 clarifies that the calculation of taxable income be expressed in RTGS$ and that the payment of the tax payable, determined in RTGS$, be paid in the ratio of turnover earned. The application of PN26 resulted in a significant reduction in the deferred tax liability and the Group recorded the best estimate of the tax liability. The clarification of PN26 was applied prospectively from the 2019 year.

Management believes they have adequately provided for the probable outcome of tax related matters; however, the final outcome or future outcomes anticipated in calculating the tax liabilities may result in a materially different outcome than the amount included in the tax liabilities. In addition, the Group further makes assumptions and estimates when recognising deferred tax assets relating to tax losses carried forward to the extent that there are sufficient future taxable temporary differences (deferred tax liabilities) relating to the same taxation authority and the same taxable entity against which the unused tax losses may be utilised or sufficient estimated future taxable income against which the losses can be utilised.

vi)	Blanket mine’s indigenisation transaction

The initial indigenisation transaction and modifications to the indigenisation transaction of Blanket Mine (1983) (Private) Limited (“Blanket Mine”) required management to make significant assumptions and estimates which are explained in note 6.

vii)	Exploration and evaluation (“E&E”) assets

The Group also makes assumptions and estimates regarding the possible impairment of E&E assets by evaluating whether it is likely that future economic benefits will flow to the Group, which may be based on assumptions about future events or circumstances. Assumptions and estimates made may change if new information becomes available. If information becomes available suggesting that the recovery of expenditures is unlikely, the amount capitalised is written off in profit or loss in the period the new information becomes available. The recoverability of the carrying amount of exploration and evaluation assets depends on the availability of sufficient funding to bring the properties into commercial production, the price of the products to be recovered and the undertaking of profitable mining operations. As a result of these uncertainties, the actual amount recovered may vary significantly from the carrying amount. Refer to note 4(j) for the accounting policy on E&E assets.

viii)	Site restoration provision

The site restoration provision has been calculated for the Blanket Mine based on an independent analysis of the rehabilitation costs as performed in 2021. Assumptions and estimates are made when determining the inflationary effect on current restoration costs and the discount rate to be applied in arriving at the present value of the provision where the time value of money effect is significant. Assumptions, based on the current economic environment, have been made that management believes are a reasonable basis for estimating the future liability. These estimates take into account any material changes to the assumptions that occur when reviewed by management. Estimates are reviewed annually and are based on current regulatory requirements. Significant changes in estimates of contamination, restoration standards and techniques will result in changes to the provision from period to period. Actual rehabilitation costs will ultimately depend on future market prices for the rehabilitation. The final cost of the currently recognised site rehabilitation provision may be higher or lower than currently provided for (refer to note 28).

(b)          Judgements

Judgement is required when assessing whether the Group controls an entity or not. Controlled entities are consolidated. Further information is given in notes 4(a) and 5.

For judgement applied to:

●	determine functional currency of entities in the Group and the use of the interbank rate of exchange to translate RTGS$, refer to note 13,
●	impairments, refer to note 17 and 18, and
●	derivative financial instruments, refer to note 14.